UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2017

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
1-16163	WGL Holdings, Inc. 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-2000	Virginia	52-2210912
0-49807	Washington Gas Light Company 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-4440	District of Columbia and Virginia	53-0162882
Former name or former address, if changed since last report: None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual Meetings of Shareholders of WGL Holdings, Inc. and Washington Gas Light Company were held on February 1, 2017.

WGL Holdings, Inc.

At the WGL Holdings, Inc. 2017 Annual Meeting held on February 1, 2017, of the 51,210,353 shares outstanding and entitled to vote, 45,506,525 were represented, constituting an 88.9% quorum.  The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:   All of the board’s nominees for director were elected to the Board of Directors of WGL Holdings, Inc. to serve until the company’s 2018 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Michael D. Barnes	35,788,977	988,740	8,731,808
George P. Clancy, Jr.	35,842,286	935,431	8,731,808
James W. Dyke, Jr.	35,858,640	919,077	8,731,808
Nancy C. Floyd	36,559,798	217,919	8,731,808
Linda R. Gooden	36,475,889	301,828	8,731,808
James F. Lafond	35,856,907	920,810	8,731,808
Debra L. Lee	35,770,776	1,006,941	8,731,808
Terry D. McCallister	35,661,168	1,116,549	8,731,808
Dale S. Rosenthal	36,527,329	250,388	8,731,808

Item No. 2:  The shareowners approved, on an advisory (non-binding) basis, the compensation of certain executive officers, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
35,462,987	934,511	380,219	8,731,808

The shareowners approved, on an advisory (non-binding) basis, the holding of an advisory (non-binding) vote on executive compensation on an annual basis, by the votes set forth in the table below:

One-Year	Two-Year	Three-Year
Frequency Vote	Frequency Vote	Frequency Vote	Abstain	Broker Non-Votes
31,108,397	159,339	5,166,539	343,442	8,731,808

In accordance with the results of this vote, the Board of Directors of WGL Holdings, Inc. determined to implement an annual advisory vote on executive compensation.

Item No. 3: The appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for fiscal
2017 was ratified by the shareowners, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
44,272,468	1,062,919	174,138	0

Washington Gas Light Company

At the Washington Gas Light Company 2017 Annual Meeting held on February 1, 2017, of the 46,760,136 shares outstanding and entitled to vote, 46,479,536 were represented, constituting a 99% quorum.  The final results for each of the matters submitted to a vote of shareowners at the Annual Meeting are as follows:

Item No. 1:   All of the board’s nominees for director were elected to the Board of Directors of Washington Gas Light Company to
serve until the company’s 2018 Annual Meeting or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Michael D. Barnes	46,479,536	0	0
George P. Clancy, Jr.	46,479,536	0	0
James W. Dyke, Jr.	46,479,536	0	0
Nancy C. Floyd	46,479,536	0	0
Linda R. Gooden	46,479,536	0	0
James F. Lafond	46,479,536	0	0
Debra L. Lee	46,479,536	0	0
Terry D. McCallister	46,479,536	0	0
Dale S. Rosenthal	46,479,536	0	0

Item No. 2: The shareowners approved, on an advisory (non-binding) basis, the compensation of certain executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
46,479,536	0	0	0

The shareowners approved, on an advisory (non-binding) basis, the holding of an advisory (non-binding) vote on executive compensation on an annual basis, by the votes set forth in the table below:

One-Year	Two-Year	Three-Year
Frequency Vote	Frequency Vote	Frequency Vote	Abstain	Broker Non-Votes
46,479,536	0	0	0	0

In accordance with the results of this vote, the Board of Directors of Washington Gas Light Company determined to implement an annual advisory vote on executive compensation.

Item No. 3:   The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal
2017 was ratified by the shareowners, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
46,479,536	0	0	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc. and Washington Gas Light Company (Registrants)

Date: February 2, 2017	By:	/s/ William R. Ford
William R. Ford
Vice President and Chief Accounting Officer (Principal Accounting Officer)